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                                                         OTHER EXHIBITS:


                                                            EXHIBIT 6
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Accounting and Auditing Experts" and to the use of our report dated March 1, 2000, as to American General Life Insurance Company, in Post-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-90787 and 811-08561) of American General Life Insurance Company Separate Account VL-R.



                                    /s/ ERNST & YOUNG LLP
                                    ---------------------




Houston, Texas
October 17, 2000